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                                 EXHIBIT 10.1
                               AMENDMENT NO. 2
                                     TO
                         LOAN AND SECURITY AGREEMENT
                                    WITH
                       OREGON METALLURGICAL CORPORATION
                                    AND
                           TITANIUM INDUSTRIES INC.
                        DATED AS OF SEPTEMBER 19, 1995


    THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of June 30, 1995, by and between OREGON METALLURGICAL CORPORATION, an Oregon corporation ("Oremet"), TITANIUM INDUSTRIES, INC., an Oregon corporation formerly known as New TI, Inc. ("TI" and, together with Oremet sometimes hereinafter referred to collectively as the "Borrowers") and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, as successor-in-interest to Bank of America Illinois, an Illinois banking corporation ("Lender"). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the "Loan Agreement" (as defined below).

                                 WITNESSETH:

    WHEREAS, Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of September 19, 1994, as amended (the "Loan Agreement"), pursuant to which Lender has agreed to make certain loans and other financial accommodations to Borrowers; and

    WHEREAS, Borrowers and Lender have agreed to further amend the Loan Agreement, on the terms and subject to the conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

    1. AMENDMENT TO LOAN AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 3 below, and in reliance upon the representations and warranties of Borrowers set forth herein, the Loan Agreement is hereby amended as follows:

       1.1 The following defined terms are hereby added to SECTION 1.1 of the Loan Agreement in the appropriate alphabetical order:

       "PP&L INDEBTEDNESS" means Indebtedness of OREMET to Pacific Power and Light (or some other supplier of energy) incurred to finance the purchase and installation by OREMET of certain fixed assets in connection with various energy saving projects.

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       "ROLLER HEARTH SALE/LEASEBACK" means the sale and subsequent leaseback by OREMET of property consisting of OREMET's roller hearth furnace and planer mill, provided, that the aggregate amount payable under the lease or leases executed and delivered in connection therewith shall not exceed $1,400,000.

       1.2 SECTION 2.1.3 of the Loan Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

       2.1.3 MAXIMUM OUTSTANDING LOANS. Notwithstanding any other provision of this Agreement, the aggregate outstanding principal balance of the Loans plus Letter of Credit Obligations shall not exceed at any time (A) in the case of OREMET, $20,000,000, (B) in the case of TI, $7,000,000 and (C) in the case of both Borrowers in the aggregate $25,000,000; PROVIDED, HOWEVER, that the foregoing shall not limit the right of Lender to advance Revolving Loans to either of the Borrowers pursuant to the provisions of SECTIONS 2.2(b), 2.2(c), 2.2(e), 3.2(c), 5.5, 5.6, 7.4, 11.3,
    11.4 or any other provision of this Agreement or any Related Agreement that permits Lender to advance Revolving Loans to such Borrower.

       1.3 The first sentence of SECTION 2.15 of the Loan Agreement is hereby deleted and the following language is hereby substituted therefor:

    OREMET agrees to pay to Lender a fee equal to one-half of one percent (0.5%) per annum on the daily average amount by which $25,000,000 exceeds the aggregate outstanding principal balance of the Revolving Loans plus the Letter of Credit Obligations, in each case of each of the Borrowers.

        1.4 The words "for property of OREMET subject to the Roller Hearth Sale/Leaseback and except," are hereby inserted in SECTION 4.15 of the Loan Agreement, immediately following the word "Except" appearing in the ninth line thereof.

        1.5 The words "for property of OREMET subject to the Roller Hearth Sale/Leaseback and except," are hereby inserted in SECTION 5.13 of the Loan Agreement, immediately following the word "except" appearing in the third line thereof.

        1.6 SECTION 5.16 of the Loan Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

        5.16 INDEBTEDNESS. Not, and not permit any Subsidiary of such Borrower to, incur or permit to exist any Indebtedness (including but not limited to Indebtedness as lessee under capitalized Leases), except: (a) Indebtedness under the terms of this Agreement; (b) in the case of TI, the Subordinated


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    indebtedness and indebtedness to OREMET to the extent permitted pursuant to SECTION 5.19(F) (c) in the case of TI Wire, indebtedness to TI to the extent permitted pursuant to SECTION 5.19(Q); (d) in the case of TIL UK, indebtedness to TI to the extent permitted pursuant to SECTION 5.19(H);
    (e) other Indebtedness outstanding on the date hereof and listed on
    SCHEDULE 5.16; (f) in the case of OREMET, PP&L Indebtedness, in an aggregate amount not exceeding $1,000,000, (g) Indebtedness hereafter incurred in connection with Liens permitted under SECTION 5.17(D); (h) Indebtedness incurred as lessee under Capitalized Leases, to the extent permitted pursuant to Section 4.3 of Supplement A; (i) Indebtedness incurred in connection with the Roller Hearth Sale/Leaseback):; and (j) other Indebtedness approved in writing by Lender.

        1.7 SECTION 5.19(J) of the Loan Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

            (j) investments in MZI, LLC, a corporation formed for the purpose of providing sonic testing services to OREMET and other Persons, in an aggregate amount not exceeding $320,000;

        1.8 SCHEDULE 5.16 of the Loan Agreement is hereby amended and restated in its entirety in the form attached as EXHIBIT A.

        1.9 SUPPLEMENT A to the Loan Agreement is hereby amended and restated in its entirety in the form attached as EXHIBIT B. ("Second Amended and Restated Supplement A").

    2. CONSENT. Effective as of March 8, 1995, upon satisfaction of the conditions precedent set forth in SECTION 3 below, and in reliance upon the representations and warranties of Borrowers set forth herein, Lender hereby consents to a contribution to the capital of MZI, LLC by Borrowers, in an amount not exceeding $270,000.

    3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

       (a) As of the date first above written (after giving effect to this Amendment) no Unmatured Event of Default or Event of Default shall have occurred and be continuing.

       (b) Lender shall have received the following, each duly executed where appropriate and dated as of the date hereof and in form and substance reasonably satisfactory to Lender:

           (1) RESOLUTIONS. A copy, duly certified by the secretary or an assistant secretary of each of the Borrowers of (i) resolutions of the Executive Committee of the Board of Directors of such Borrower authorizing


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       of this Amendment, (ii) all documents evidencing any other necessary corporate action with respect to this Amendment, and (3) all approvals or consents, if any, with respect to this Amendment.

           (2) LEGAL OPINIONS. A legal opinion from counsel for each of the Borrowers in form and substance satisfactory to Tender.

           (3) AMENDMENT; SUPPLEMENT A. Two (2) copies of this Amendment and the Second Amended and Restated Supplement A, in each case duly executed by each of the Borrowers.

        (c) OREMET shall have paid to Lender a non-refundable fee in the amount of $50,000, the amount of which fee shall be advanced to OREMET as a Revolving Loan.

        4. REPRESENTATIONS. WARRANTIES AND COVENANTS.

        4.1 Each of the Borrowers hereby represents and warrants that:

        (a) this Amendment and the Loan Agreement (including the Second Amended and Restated Supplement A) as amended hereby, constitute legal, valid and binding obligations of the respective Borrowers and are enforceable against each of the Borrowers in accordance with their respective terms;

         (b) before and after giving effect to this Amendment, no Unmatured Event of Default or Event of Default has occurred and is continuing; and

         (c) the execution and delivery by each of the Borrowers of this Amendment does not require the consent or approval of any Person.

         4.2 Each of the Borrowers hereby reaffirms all agreements, covenants, representations and warranties made by such Borrower in the Loan Agreement and each of the Related Agreements to the extent the same are not amended hereby and agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the date hereof and the effective date of this Amendment.

         5. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT AND RELATED
AGREEMENTS.

         5.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the Related Agreements to the "Loan Agreement," shall in each case mean and be a reference to the Loan Agreement as amended hereby.


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         5.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any right, power or remedy of Lender with respect to any Event of Default nor constitute a waiver of any provision of the Loan Agreement or any of the Related Agreements and (ii) all terms and conditions of the Loan Agreement, the Related Agreements and all other documents, instruments, amendments and agreements executed and/or delivered by either or both of the Borrowers pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by Lender shall in no way obligate Lender, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Loan Agreement or any of the Related Agreements.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS. This Amendment may be executed by the parties hereto on separate counterparts and each of said counterparts taken together shall be deemed to constitute one and the same instrument.


                         (SIGNATURE PAGE FOLLOWS)


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       IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                       OREGON METALLURGICAL CORPORATION


                       By: _____________________________
                       Title:  Vice President


                       TITANIUM INDUSTRIES, INC.


                       By:_______________________________
                       Title:  Assistant Treasurer


                       BANKAMERICA BUSINESS CREDIT, INC.


                       By: ______________________________
                       Title:  Vice president


SUPPLEMENTS, EXHIBITS AND SCHEDULES ARE INTENTIONALLY OMITTED. REGISTRANT WILL FURNISH SUPPLEMENTALLY A COPY TO THE COMMISSION UPON REQUEST.